Exhibit 10(a)

                      Consent of Edwin L. Kerr, Esq.


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To Whom It May Concern:

         I hereby consent to the reference to my name under the caption "Legal Matters" in the Prospectus contained in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-78761) filed by PHL Variable Accumulation Account with the Securities and Exchange Commission under the Securities Act of 1933.

                                         Very truly yours,

Dated:      July 21, 1999                /s/ Edwin L. Kerr
                                         -----------------------------------
                                         Edwin L. Kerr, Counsel
                                         PHL Variable Insurance Company